                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 21, 2007

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)



           MISSOURI                 0-20600                43-1311101
        (State or other        (Commission File         (I.R.S. Employer
        jurisdiction of             Number)              Identification
         organization)                                       Number)



        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                   63044
        (Address of principal executive offices)           (Zip Code)



                                (314) 291-5110
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)      Previous independent registered public accounting firm:

                  (i) On May 21, 2007, Zoltek Companies, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Registrant's Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

                  (ii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Registrant for the fiscal years ended September 30, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) During the fiscal years ended September 30, 2005 and 2006 and through May 21, 2007, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

                  (iv) During the fiscal years ended September 30, 2005 and 2006, and through May 21, 2007, there were no reportable events within the meaning of Item 304(a)(1)(v), except for the material weaknesses in internal control over financial reporting described in the following paragraphs.

                  In its Annual Report on Form 10-K/A for the year ended September 30, 2004, the Quarterly Reports on Form 10-Q/A for the quarters ended December 31, 2004 and March 31, 2005, and the Annual Report on Form 10-K for the fiscal year ended September 30, 2005 the Registrant reported it had material weaknesses in the following areas of the Registrant's internal control over financial reporting: (1) the completeness and accuracy of accounting for derivatives associated with convertible debt and the related amortization of financing fees and debt discount and gain (loss) on value of warrants and conversion feature; and (2) the completeness and accuracy of earnings per share and related disclosures.

                  In its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, the Registrant reported it had a material weakness in internal control over financial reporting related to the accounting for non-routine and complex transactions primarily related to the Registrant's accounting for conversion features and warrants associated with the Registrant's convertible debt instruments.

                  In its Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and in its Quarterly Reports on Form 10-Q for the quarters ended December 31, 2005, March 31, 2006 and June 30, 2006, the Registrant reported it had material weaknesses in the following areas of the Registrant's internal control over financial reporting in addition to the two other material weaknesses described in the second preceding paragraph: (1) the control environment resulting from the lack of a sufficient complement of personnel to maintain appropriate accounting, financial reporting and information technology; (2) the period-end financial reporting process resulting from the lack of controls surrounding the consolidated financial statements and related disclosures and the accuracy of foreign currency translations; (3) the preparation, review and approval of journal entries; (4) the preparation, review and approval of certain account reconciliations; (5) the determination of allowance for doubtful accounts; (6) the accounting for physical inventory quantities and the accuracy and valuation of inventory; (7) the completeness and accuracy of property, plant and equipment; and (8) segregation of duties, including access to financial applications and data.

                  In its Annual Report on Form 10-K for the fiscal year ended September 30, 2006, and its Quarterly Reports on Form 10-Q for the quarters ended December 31, 2006 and March 31, 2007, the Registrant reported it had material weaknesses in its internal control over financial reporting related to the accounting for physical inventory quantities and the accuracy and valuation of inventory.

                  As of May 21, 2007, management of the Registrant believes that all of the aforementioned material weaknesses have been remediated with the exception of the material weaknesses related to the accounting for physical inventory quantities and the accuracy and valuation of inventory.

                  The Audit Committee and management have discussed these material weaknesses with PricewaterhouseCoopers LLP and have authorized PricewaterhouseCoopers LLP to respond fully to any inquiries about the Registrant's material weaknesses over financial reporting as may be made by the Registrant's successor independent registered accounting firm, Grant Thornton LLP.

                  (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 25, 2007, is filed as Exhibit 16 to this Form 8-K.

         (b)      New independent registered public accounting firm:

                  (i) The Registrant engaged Grant Thornton LLP as its new independent registered public accounting firm as of May 21, 2007. During the fiscal years ended September 30, 2005 and 2006 and through May 21, 2007, the Registrant has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibits are filed as part of this report:

                  Exhibit Number              Description
                  --------------              -----------

                  16.1 Letter to Securities and Exchange Commission from PricewaterhouseCoopers
                                    LLP, dated May 25, 2007.



                                 *     *     *

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2007

                                       ZOLTEK COMPANIES, INC.



                                       By    /s/ Zsolt Rumy
                                          -------------------------------------
                                          Zsolt Rumy
                                          Chairman and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit
Number                                         Description
------                                         -----------

16.1                                Letter to Securities and Exchange
                                    Commission from PricewaterhouseCoopers
                                    LLP, dated May 25, 2007.